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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 19, 2007
                                                         -----------------


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


       UNITED STATES                     0-24589                52-2108333
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(State Or Other Jurisdiction           (Commission           (IRS Employer
Of Incorporation)                      File Number)         Identification No.)


4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
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(Address Of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              --------------------------------------------------------------
              CERTAIN OFFICERS.
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              b) On December 19, 2007, P. Louis Rohe notified BCSB Bankcorp,
Inc. (the "Company") that he is retiring from the Board of Directors of the Company and its wholly owned subsidiary, Baltimore County Savings Bank, FSB (the "Bank") effective upon conclusion of the Board of Directors meeting on December 19, 2007. Mr. Rohe was a founding director of the Bank and has served faithfully since the Bank's incorporation in 1955. In his 53 years of service to the Bank, Mr. Rohe served in many capacities, including as the Bank's first President and also served as Chairman of the Board of Directors from 1993 through 1999.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              ------------------------------------------------------------
              FISCAL YEAR.
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              (a) On December 19, 2007, the Board of Directors of the Company
amended Article III Section 2 of the Company's Bylaws to decrease the number of directors from nine to eight. The Company's Bylaws, as amended, are filed as
Exhibit 3.2 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number     Description
              ------     -----------

              3.2        Bylaws of BCSB Bankcorp, Inc., as amended




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BCSB BANKCORP, INC.



Date: December 20, 2007               By: /s/ Joseph J. Bouffard
                                          --------------------------------------
                                          Joseph J. Bouffard
                                          President, Chief Executive Officer and
                                          Director